UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
December 27, 2011
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Convenientcast, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

NEVADA
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(State or Other Jurisdiction of Incorporation)

001-32032	83-0375241
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(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi	39056
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(Address of Principal Executive Offices)	(Zip Code)

(601) 488-4360
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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On December 27, 2011, Board of Directors of the Registrant dismissed Child, Van Wagoner and Bradshaw, PLLC, its independent registered public account firm. On the same date, December 27, 2011, the accounting firm of McConnell & Jones, LLP was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Child, Van Wagoner and Bradshaw, PLLC and the engagement of McConnell & Jones, LLP as its independent auditor. None of the reports of Child, Van Wagoner and Bradshaw, PLLC  on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its 10-K for the period ended 12/31/2010 contained a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with Child, Van Wagoner and Bradshaw, PLLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Child, Van Wagoner and Bradshaw, PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Child, Van Wagoner and Bradshaw, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

b) On December 27, 2011, the registrant engaged McConnell & Jones, LLP as its independent accountant. During the two most recent fiscal years and the  interim periods preceding the engagement, the registrant has not consulted  McConnell & Jones, LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.
b)	Not Applicable.
c)	Exhibits

      No.   Exhibits
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

Date:  January 10, 2012

By:
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Name:  Marco Moran
Title:  President

EXHIBIT INDEX

Exhibit No.    Description of Exhibit
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